Exhibit 10.1
Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

SUBCONTRACT SUBCONTRACT NUMBER: S2040823-1 Date: 08/23/04

To:
     Virtual Alert, Inc.
     7748 Herschell Avenue
     La Jolla, CA 92038

Attention:	[***]
[***]
Ship To:
     Department of Homeland Security
     Science and Technology Directorate
     245 Murray Drive
     Building 410
     Washington, DC 20528

     Attention: Dr. Peter Estacio (202) 254-6073
     Fax (202) 254-6169; E-Mail: Peter Estacio@dha.gov

Project No.	Program Manager	Performance Period	Payment Terms
1410	Richard Basch	08/23/04 — 02/04/05	5 days after Government pay

Qty	Item	Description	Unit Price	Total
		Services provided in connection with Department of Homeland Security (DHS) Statement of Work entitles, “BioWatch Staffing, Communication and Laboratory Data Integration” DHS Order Number HSHQPA-04-F-00056 under CIO-SP2 Task Authorization Number DHS-2004-C-2329-T-00, and the DHS-accepted A-TEK technical proposal dated 09 August 2004 (both attached)

1	0001	Base Period: 08/23/04 — 02/04/05:	$[***]	$[***]
		To develop methods to improve and support the BioWatch Program, in accordance with this Subcontract.

1	0002	Option 1: 02/07/05 — 01/05/06: $[***]
		Continued Support
		To be executed upon receipt of corresponding Government Mod.

1	0003	Option 2: 01/09/06 — 12/08/06: $[***]
		Continued Support
		To be executed upon receipt of corresponding Government Mod.

		Total Subcontract Award Amount: $[***]

SUBCONTRACT NOTES:
     This Subcontract, effective 23 August 2004, is entered into by and between A-TEK, Inc., hereinafter referred to as “A-TEK” or the “Contractor” and Virtual Alert, Inc., hereinafter referred to as “Subcontractor.”
     WHEREAS, A-TEK and Subcontractor desire to enter into a Subcontract for supplies and/or service to support A-TEK in performance of Department of Homeland Security Order Number HSHQPA-04-F00056 under National Institutes of Health CIO-SP2 Contract Number 263-01-D-0084. Task Authorization Number DHS-2004-C-2329-T-00. The applicable CIO-SP2 contract clauses can be found at web site http://nitaac.nih.gov.
     NOW, THEREFORE, in consideration of the terms hereinafter agreed to, the mutual promises and covenants hereinafter set forth, and other good and valuable considerations, the parties A-TEK and Subcontractor, hereby mutually agree as reflected in the following pages of this Subcontract.
     IN WITNESS WHEREOF, the parties hereto have executed this Subcontract as shown herein.

TOTAL	$[***]
A-TEK, Inc.
By: /s/ Debbie Rieger
Name: Debbie Rieger

Title: President
Date: 09/30/04
Virtual Alert, Inc.
By: /s/ Chris Popov
Name: Chris Popov

Title: Executive Director
Date: Sept 24, 2004

[***] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Table of Contents

A. — AUTHORITY	3
B. — SUPPLIES/SERVICES AND PRICE/COST	3
B.1 Schedule of Items	3
B.1.1. Task 1 - S2040823-1.1- Task Order Management	4
B.1.2. Task 2 - S2040823-1.2 - BioWatch Surveillance Team	4
B.1.3. Task 3 - S2040823-1.3 - BioWatch Surveillance Team — Surge Capacity	5
B.1.4. Task 4 - S2040823-1.4 - BioWatch Surveillance Team Training	5
B.1.5. Task 5 - S2040823-1.5 - BioWatch Information Systems Management	6
B.1.6. Task 6 - S2040823-1.6 - Administration and Personnel Management	6
B.1.7. Task 7 - S2040823-1.7 - BioWatch Operations and Enhancement Review Committee	6
B.1.8. Task 8 - S2040823-1.8 - BioWatch Signal Interpretation and Consequence Management Facilitation	7
C. — STATEMENT OF WORK	8
D. — PACKAGING AND MARKING	8
E. — INSPECTION AND ACCEPTANCE	8
E.1 Clauses Incorporated by Reference	8
F. — DELIVERIES OR PERFORMANCE	9
F.1 Effective Period of the Subcontract	9
F.2 Place of Performance	9
F.3 Deliverables	10
F.4 Clauses Incorporated by Reference	11
G. — SUBCONTRACT ADMINISTRATION DATA	11
G.1 Technical and Contractual Representatives	11
G.2 Closeout	12
G.3 Past Performance Evaluation	12
G.4 Financial Obligation and Payment	13
H. — SUBCONTRACT PROVISIONS	13
H.1 Disclosure *	13
H.2 Indemnification	13
H.3 Non-Waiver of Rights	14
H.4 Solicitation for Employment	14
H.5 General Relationship *	14
H.6 Applicable State Law and Compliance	14
H.7 Entire Agreement	14
H.8 Conflict of Interest *	14
H.9 Conferences	15
H.10 Travel *	15
H.11 Key Personnel	15
H.12 Insurance Schedule *	16
H.12.1. Type of Insurance and Minimum Amounts	16

H.12.2. Certificates of Insurance	17
H.13 Security *	17
H.13.1 Information Technology Systems Security *	17
H.14 Government Furnished Equipment, Information or Services *	17
H.15 Press Releases *	18
H.17 Alternate Dispute Resolution Procedures (ADR)	18
H.18 Non-Personal Services *	18
H.19 SECTION 508 OF THE REHABILITATION ACT OF 1973 AS AMENDED *	19
I — FAR CLAUSES INCORPORATED BY REFERENCE *	19
J — LIST OF ATTACHMENTS	19
1 - Statement of Work
2 - Technical Proposal
3 - Laboratory Labor Rates
4 - NITAAC Past Performance Evaluation Report
5 - FAR/HHSAR Clauses

A. — AUTHORITY
The authority for this procurement is under Department of Homeland Security (DHS) Systems Engineering and Development Office, Order Number HSHQPA-04-F-00056 for “BioWatch Staffing, Communications, and Laboratory Data Integration” Services under the National Institutes of Health (NIH) CIO-SP2 Task Order Authorization Number DHS-2004-C-2329-T-00, as issued under A-TEK’s CIO-SP2 NIH, National Information Technology Acquisition and Assessment Center (NITAAC) Contract No. 263-01-D-0084, found in full text at http://nitaac.nih.gov.
B. — SUPPLIES/SERVICES AND PRICE/COST
The Subcontractor, acting as an independent contractor and not as an agent of the Government, shall furnish all materials, personnel, facilities, support and management necessary to provide the supplies and services as set forth below as defined in (1) the Statement of Work (SOW) entitled “BioWatch Staffing, Communication, and Laboratory Data Integration” dated 07/19/04, incorporated as Attachment 1 to this subcontract; and (2) the technical proposal submitted to DHS 09 August 2004, incorporated as Attachment 2, to this subcontract.
B.1 Schedule of Items
On a Time and Material-(T&M) type Task Order basis, the Subcontractor shall provide a full range of supplies and services as specified and in accordance with the SOW. Base Period pricing is set forth below by labor category and by individual SOW Task Number. Option Year pricing has been calculated using the Base Period times 2 and escalated [***]% per year. Pricing shall be detailed and provided with the corresponding subcontract exercising each Option Year.
T&M rates are inclusive of all labor, fringe, overhead, G&A, taxes, insurance and profit. Materials and travel shall be invoiced at cost and supported by receipts for all material costs exceeding $25. Travel shall be reimbursed in accordance with Section H.10 herein.

Task	Description	Base – 6 mo		Option Yr 1		Option Yr 2
1	Contract Level and Task Order Management	$	[***]	$	[***]	$	[***]
2	BioWatch Surveillance Team	$	[***]	$	[***]	$	[***]
3	BioWatch Surveillance Team- Surge Capacity	$	[***]	$	[***]	$	[***]
4	BioWatch Surveillance Team Training	$	[***]	$	[***]	$	[***]
5	BioWatch Information Systems Management	$	[***]	$	[***]	$	[***]
6	Administration and Personnel Management	$	[***]	$	[***]	$	[***]
7	BioWatch Operations & Enhancement Review Committee	$	[***]	$	[***]	$	[***]
8	BioWatch Signal Interpretation & Consequence Management Facilitation	$	[***]	$	[***]	$	[***]
9	BioWatch Research and Study Assistance	$	[***]	$	[***]	$	[***]

	Totals	$	[***]	$	[***]	$	[***]

				TOTAL VALUE		$	[***]
The total funding available for this subcontract is for the Base Period ONLY for $[***].
A breakdown of each task is provided below. Additional work for any given Task below may be incorporated my subcontract modification as Work Assignments are provided by DHS.
[***] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

B.1.1. Task 1 — S2040823-1.1 — Task Order Management

	CIO-SP2	CLIN		T&M	Total
Task Order Position	Labor Category	No.	Hours	Rate	Price
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

		Subtotal Task 1	[***]		[***]

Travel
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

	Total Travel NOT TO EXCEED	[***]
Total Subcontract Task 1 – Contract-Level Program Management — Base Period [***]
     Option Year pricing has been calculated using the Base Period times 2 and escalated [***] % per year.
•	Option Year 1 $ [***]

•	Option Year 2 $ [***]
[***] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

B.1.2. Task 2 — S2040823-1.2 — BioWatch Surveillance Team

	CIO-SP2	CLIN		T&M	Total
Task Order Position	Labor Category	No.	Hours	Rate	Price
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

Total Subcontract Task 2 – BioWatch Surveillance Team — Base Period					$ [***]
Option Year 1 pricing has been calculated using the pricing table of the top [***] laboratory staff rates for the identified BioWatch cities included as Attachment 3 to this subcontract and escalated [***] % for Option Year2.
•	Option Year 1 $ [***]

•	Option Year 2 $ [***]
B.1.3. Task 3 — S2040823-1.3 — BioWatch Surveillance Team – Surge Capacity

	CIO-SP2	CLIN		T&M	Total
Task Order Position	Labor Category	No.	Hours	Rate	Price
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

Total Subcontract Task 3 – BioWatch Surveillance Team – Surge Capacity – Base Period					$ [***]
     Option Year pricing has been calculated using the Base Period times 2 and escalated [***] % per year.
•	Option Year 1 $ [***]

•	Option Year 2 $ [***]
[***] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

B.1.4. Task 4 — S2040823-1.4 — BioWatch Surveillance Team Training

	CIO-SP2	CLIN		T&M	Total
Task Order Position	Labor Category	No.	Hours	Rate	Price
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
Total Subcontract Task 4 – BioWatch Surveillance Team Training – Base Period					$[***]
Option Year pricing has been calculated using the Base Period times 2 and escalated [***] % per year
•	Option Year 1 $ [***]

•	Option Year 2 $ [***]
B.1.5. Task 5 — S2040823-1.5 — BioWatch Information Systems Management

	CIO-SP2	CLIN		T&M	Total
Task Order Position	Labor Category	No.	Hours	Rate	Price
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

	Subtotal Labor Cost		[***]			[***]

Other Direct Costs	Unit	Qty	Unit Cost	Total Price
[***]	[***]	[***]	[***]	[***]

Total Subcontract Task 5 – BioWatch Information Systems Management – Base Period	$[***]
Option Year 1 pricing has been calculated using the pricing table all staff rates for the identified BioWatch cities included as Attachment 2 to this subcontract and escalated [***] % for Option Year2.
•	Option Year 1 $ [***]

•	Option Year 2 $ [***]
[***] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

B.1.6. Task 6 — S2040823-1.6 — Administration and Personnel Management
Staff associated with the performance of this Task are funded as part of other Tasks within this subcontract and not funded separately here.
B.1.7. Task 7 — S2040823-1.7 — BioWatch Operations and Enhancement Review Committee

Travel / Meeting Category	Item of cost	Unit Cost		Total Price
Airfare	[***]	[***]	[***]	[***]
Lodging	[***]	[***]	[***]	[***]
Meals / Catering	[***]	[***]	[***]	[***]
Meeting Room	[***]	[***]	[***]	[***]

		Total Cost Each Meeting		[***]
		Estimated [***] Meetings		[***]
Total Subcontract Task 7 – BioWatch Operations and Enhancement Review Committee – Base Period [***]
Option Year pricing has been calculated using the Base Period times 2 and escalated [***] % per year.
•	Option Year 1 $ [***]

•	Option Year 2 $ [***]
B.1.8. Task 8 — S2040823-1.8 — BioWatch Signal Interpretation and Consequence Management Facilitation

	CIO-SP2	CLIN		T&M	Total
Task Order Position	Labor Category	No.	Hours	Rate	Price
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]		[***]
		Total Labor Cost	[***]			[***]
Travel

[***]	[***]					[***]
[***]	[***]					[***]
[***]	[***]					[***]
[***]	[***]					[***]
[***]	[***]					[***]
[***]	[***]					[***]
	Total Travel	NOT TO EXCEED			$	[***]
Total Subcontract Task 8 – BioWatch Signal Interpretation and Consequence Management Facilitation – Base Period					$	[***]
Option Year pricing has been calculated using the Base Period times 2 and escalated [***] % per year.
•	Option Year 1 $ [***]

•	Option Year 2 $ [***]
B.1.9. Task 9 — S2040823-1.9 — BioWatch Research and Study Assistance

		Unit	Total
Period	Quantity	Price	Price
Base	1	[***]	[***]
Option Year pricing has been calculated assuming two studies per Option Year.
•	Option Year 1 $ [***]

•	Option Year 2 $ [***]
C. — STATEMENT OF WORK
This Subcontract hereby incorporates the full Statement of Work (SOW) entitled “BioWatch Staffing, Communication, and Laboratory Data Integration” dated 07/19/04, incorporated as Attachment 1 to this subcontract, and the technical proposal submitted to DHS 09 August 2004, incorporated as Attachment 2 to this subcontract.
[***] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

D. — PACKAGING AND MARKING
The Subcontractor shall, through A-TEK, comply with the requirements of the corresponding requirements of Section 12 of the SOW and Section of D the Prime CIO-SP2 Contract found in full text at http://nitaac.nih.gov. Packaging and packing of all items for delivery shall be in accordance with good commercial practice and adequate to assure safe arrival at destination.
E. — INSPECTION AND ACCEPTANCE
The Subcontractor shall, through A-TEK, comply with all requirements of the corresponding Section 13 of the SOW and Section of E the Prime CIO-SP2 Contract found in full text at http://nitaac.nih.gov. All materials furnished and services performed pursuant hereto shall be subject to inspection and test by Prime Contractor and its agents and by the Government client at all times and places, during the period of performance, and in any event before acceptance.
All deliverables shall be inspected for content, completeness, accuracy and conformance to SOW requirements by the Contracting Officer’s Technical Representative (COTR). The basis for acceptance shall be in compliance with the requirements set forth in the Statement of Work, the Subcontractor’s proposal and other terms and conditions of this Subcontract. Travel and ODCs shall be accepted upon receipt of proper documentation. Reports, documents and narrative type deliverables shall be accepted when all discrepancies, errors or other deficiencies identified in writing by the Government have been corrected. Prime Contractor’s acceptance of the work shall occur upon successful completion of test and acceptance of the same by the Government.
The Government requires a period not to exceed thirty (30) days after receipt of final deliverable items for inspection and acceptance or rejection unless otherwise specified by the Government. In the event that material furnished or services supplied are not performed in accordance with the SOW requirements, Prime Contractor may require Subcontractor to replace or correct services or materials.
E.1 Clauses Incorporated by Reference
This Subcontract incorporates one or more FAR clauses by reference with the same force and effect as if they were given in full text. Where necessary to make the context of these provisions applicable to this Subcontract, the term “Government” and equivalent phrases shall mean A-TEK, the term “Contractor” shall mean Subcontractor, and the term “Contract” shall mean this Subcontract. Where any reference contains alternative clauses, that alternative shall apply to this Subcontract.
FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSES

Clause No.	Title	Date
52.246-6	Inspection – Time and Materials and Labor Hour	JAN 1984
F. — DELIVERIES OR PERFORMANCE
The Subcontractor shall, through A-TEK, comply with the requirements defined in the Statement of Work (SOW) entitled “BioWatch Staffing, Communication, and Laboratory Data Integration” dated 07/19/04, incorporated as Attachment 1 to this subcontract; the technical proposal submitted to DHS 09 August 2004, incorporated as Attachment 2 to this subcontract, and Section of F the Prime CIO-SP2 Contract found in full text at http://nitaac.nih.gov.

F.1 Effective Period of the Subcontract
This Subcontract shall remain in effect from 08/23/04 through 02/04/05, with two (2) Options with periods of performance as set forth below, in accordance with the DHS Order to Prime Contractor:
•	Base Period: 08/23/04 — 02/04/05

•	Option 1: 02/07/05 — 01/05/06

•	Option 2: 01/09/06 — 12/08/06
Options shall be executed and funded by Modification when the corresponding Modifications are issued under the Prime Contract.
F.2 Place of Performance
As stated in Section 7.0 of the SOW, the primary on-site work is to be performed at the local public health laboratory site, at the Department of Homeland Security location in Washington, D.C. and at the Contractor’s site as agreed to by DHS. Tasks 2 through 6 take place at the Government’s designated laboratory site at any designated city within the United States. Representative cities include:
[***]
In performing work under this Subcontract on a Government installation or in a Government building, the Subcontractor shall fully comply with rules and regulations of local installation, city, state and federal laws, regulations and/or ordinances pertinent to performance of the contractual services required under this contract. Specifically, the contractor shall:
1.	Conform to the specific safety requirements established by the facility;

2.	The Subcontractor and his/her employees shall observe all rules and regulations issued by the installation’s Senior Official pertaining to fire, safety, sanitation, severe weather, admission to the installation, conduct not directly addressed in this Subcontract;
3.	Take all reasonable steps and precautions to prevent accidents and preserve the life and health of themselves, contractor and Government personnel connected in any way with performance under this contract;
4.	Take such additional immediate precautions as the Prime Contractor and/or Government may reasonably require for safety and accident prevention purposes; and
[***] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

5.	Conform to all security requirements as directed by the customer and or Prime Contractor.
F.3 Deliverables
Subcontractor is to provide the deliverables as scheduled in Section 9.0 of the SOW. The Government requires the delivery of all supplies and/or services ordered under this Subcontract be made in accordance with the delivery schedule specified below. The place of performance and/or delivery for all items to be acquired hereunder will be specified by the Government.

SOW	DELIVERABLE	DESCRIPTION	DUE DATE
TASK	TITLE
1	Status Report	Overall project performance categorized by Work Task. Milestones, deliverables, and budget information to be included. To be delivered in MS Word format to the COTR, Contracting Officer and designated DHS Project Manager.	Monthly, on 10th calendar day

2	Pilot Site Staffing	Four lab analysts deployed to a DHS BioWatch Pilot Site.	Within 30 days of award

2	Core Management Staffing	All Core Management Staff hired and engaged in performance of the tasks outlined within this SOW.	Within 30 days of award

3	Surge Capacity Staffing	Plan Provide DHS BioWatch staff with a surge capacity staffing plan for select cities. Plan is to be delivered in MS Word format.	Within 90 days of award

7	Operations and Enhancement Review Committee	Convene a BioWatch Operations and Enhancement Review Committee.	Within 60 days of award

1	In-Process Review	Deliver an In-Process Review and Briefing to key DHS BioWatch Staff	Within 90 days of award and every 6 months thereafter

4	Updated Training Material	Provide DHS BioWatch staff with updated training materials, including developed training exercises and manuals.	Within 180 days of award

5	Data Integration Roadmap	Provide DHS BioWatch staff with a roadmap describing how data and information contained within legacy systems at the state and local laboratory level will be integrated with specific BioWatch Information Systems. To be delivered in electronic media format.	Within 180 days of award
The Subcontractor shall immediately notify the Prime Contractor in the event the delivery or performance schedule deviates from the schedule in the SOW or any other schedule implemented by the Prime Contractor or customer.
F.4 Clauses Incorporated by Reference
This Subcontract incorporates one or more FAR clauses by reference with the same force and effect as if they were given in full text. Where necessary to make the context of these provisions applicable to this Subcontract, the term “Government” and equivalent phrases shall mean A-TEK, the term “Contractor” shall mean Subcontractor, and the term “Contract” shall mean this Subcontract. Where any reference contains alternative clauses, that alternative shall apply to this Subcontract.
FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSES

Clause No.	Title	Date

52.242-15	Stop Work Order (for other than Cost Reimbursement	AUG 1989
52.247-34	F.O.B. Destination	NOV 1991
52.247-35	F.O.B Destination, Within Consignee’s Premise	APR 1984
G. — Subcontract Administration Data
The paragraphs that follow outline the procedures for administration of the subcontract.
G.1 Technical and Contractual Representatives
When, in the opinion of Subcontractor, technical direction constitutes a change to the Subcontract, Subcontractor shall notify A-TEK immediately for authorization of such change. The Subcontract shall be modified to the extent authorized and allowable by Modification to the Prime Contract Task Order from the Client. Until authorization to proceed with the requested change is received, Subcontractor shall perform in accordance with the Subcontract as written.
     NO CHANGE SHALL BE BINDING UPON EITHER PARTY UNLESS INCORPORATED IN A WRITTEN MODIFICATION TO THE SUBCONTRACT AND SIGNED BY AN AUTHORIZED A- TEK REPRESENTATIVE.

The Contracts Manager for this contract is identified as:
Ms. Debbie Rieger	Telephone No.: (703) 443-6900
602 South King Street, Suite 300	Fax No.: (703) 443-0677
Leesburg, VA 20175	E-mail Address: contracts@a-tek.net

The Program Manager for this contract is identified as:
Mr. Richard Basch	Telephone No.: (703) 443-6900
602 South King Street, Suite 300	Fax No.: (703) 443-0677
Leesburg, VA 20175	E-mail Address: rbasch@a-tek.net
a. Changes. Notwithstanding any other provisions contained elsewhere in the documents of this Subcontract, an authorized official of the Prime Contractor is the only person authorized to approve changes in this Subcontract. No changes or deviation from the Statement of Work or any other provision under this Subcontract shall be effected without a written modification to the Subcontract executed by an authorized official of the Prime Contractor authorizing such changes.
b. Technical Coordination. All technical coordination shall be within the scope of the Subcontract and provisions herein. No oral statements of any person whosoever will in any manner or degree modify or otherwise affect the provisions or intent of this contract. Technical coordination shall not result in any action that:
(a)	Constitutes an assignment of additional work outside the SOW or the funding document/order.

(b)	Constitutes a change as defined in the contract clause entitled “Changes” for Firm Fixed Price, Time and Material contracts.

(c)	Causes an increase in the total contract ceiling, funding document/order price, or total estimated cost, or the time required for contract or performance.

(d)	Changes any of the expressed terms, conditions or specifications of the Subcontract, or

(e)	Interferes with the Subcontractor’s right to perform the provisions of the Subcontract.
G.2 Closeout
When performance is completed, the COTR and the Customer CO sign the acceptance of the final product or completion statement of effort for all deliveries/tasks issued, ensuring that all requirements were met, e.g., all deliverables were received and were technically acceptable, Government Furnished Equipment (GFE) and Government Furnished Information (GFI) have been appropriately distributed, etc. The final invoice must include a statement that it is the “final invoice and that all costs have been accounted for and billed.” The subcontract cannot be closed until all past performance evaluation reports have been completed and received in accordance with the Prime CIO-SP2 contract.
G.3 Past Performance Evaluation
Standard past performance evaluations are used for all CIO-SP2 Task Orders to monitor and record overall performance of each Prime Contractor as included herein as Attachment 4, (NITAAC Prime Contractor Past Performance Evaluation Report). This form must be used to evaluate overall task order performance on an annual basis and upon Task Order completion. The COTR completes the NIH form using our electronic system, obtains concurrence from the CO in writing and forwards it to the Prime Contractor for comment. Contractor comments received by the customer within 30 days will be considered in the final evaluation, and must be included in the evaluation form. Once contractor comments are incorporated, the form is forwarded by the customer to the CIO-SP2 CO, for entry into the NIH Past Performance Database. In order for the evaluation to be received on a timely basis, it is required that the form be forwarded through the system to the CIO-SP2 CO no later than 60 days after completion of each period and completion of the Prime contract Task Order. The information collected on the Past Performance Database will be available to all Government agencies and can be used as a source of information for evaluation of contractor past performance for future opportunities.
Any disagreement between the Prime Contractor and the CO regarding an evaluation should be referred to an individual in that customer’s agency one level above the CO, whose decision will be final. The past performance evaluation report shall be submitted electronically. This information will be linked to the NIH Contractor Performance System (CPS).
G.4 Financial Obligation and Payment
a.	A-TEK’s financial obligation shall not exceed the amount funded by this subcontract.

b.	Subcontractor may invoice monthly or bi-monthly (days 1-15 and days 16-31). Invoices must be received by A-TEK each month for the prior month’s services/deliveries in order to be included in the current month invoice to the Government. Invoices will be mailed and marked as an original and three (3) copies. All invoices must reference the Subcontract Number and the Task Number provided at B.1. Schedule of Items, and identify costs separately for each SOW Task.

c.	Payment shall be made within five (5) business days after A-TEK has received the Government’s payment.
H. — SUBCONTRACT PROVISIONS
In addition to the provisions and requirements of the SOW and proposal to DHS, the following provisions shall be applicable to this Subcontract. The provisions marked with an asterisk (“*”)

as well as the General Clauses incorporated herein and provided as Attachment 5 to this Subcontract are compulsory flow down provisions for Subcontractor’s low-tier subcontractors and vendors providing materials and services under this Subcontract and/or the prime Task Order.
H.1 Disclosure *
A-TEK and its agents and Subcontractor and its agents agree to keep in confidence and to prevent the disclosure of, to any person or persons outside their respective organizations or any unauthorized person or persons within such organization, all technical, non-technical and/ or business information designated in writing or by an appropriate stamp or legend by the disclosing party to be proprietary, or orally received and indicated at the time of receipt as being proprietary, provided, however, that neither party shall be liable for disclosure or use of such data or information if the same:
(a)	Was in public domain at the time it was disclosed;

(b)	Was known to the party receiving it at the time of receipt;

(c)	Is disclosed inadvertently despite the exercise of the same degree of care as the recipient party takes to preserve or safeguard its own proprietary information;

(d)	Is independently developed by the receiving party; or

(e)	Becomes known to the party without breach of this Subcontract by the receiving party; or is disclosed after 2 years from the date of this Subcontract. The 2-year period shall survive the termination of this Subcontract.
H.2 Indemnification
Contractor and Subcontractor (each, the “Indemnifying Party”) shall indemnify and hold harmless the other party, its officers and agents( the “Indemnified Party”) to the proportionate extent they are responsible from and against any liabilities or harm including but not limited to death and/or damages incurred by the Indemnified Party as a result of the negligence or gross negligence, willful act, error or omission of the Indemnifying Party in performing in its obligations hereunder, or as a result of a breach by the Indemnifying Party of its obligations hereunder. In no event shall the Subcontractor or its vendors of any tier be eligible in Subcontract, tort, strict liability, warranty, or otherwise, for any special, indirect, incidental, or consequential damages. The Parties shall promptly notify each other of any claims, which are covered by this indemnification provision.
H.3 Non-Waiver of Rights
The failure of A-TEK to insist upon strict performance of any of the provisions in the Subcontract or to exercise any rights or remedies shall not be construed as a waiver of its rights to assert any of the same or to rely on any such provisions at any time thereafter. The invalidity in whole or in part of any provision of this Subcontract shall not affect the validity of other parts hereof.
H.4 Solicitation for Employment
During the term of this Subcontract, neither party shall solicit for employment employees of the other company who have been directly involved in the activities covered by this Subcontract unless the respective company’s management has given its prior consent; the employee has voluntarily terminated from the respective company, and notice of termination is given to the employee or to the hiring company. This provision shall in no way be construed as to waive any rights and obligations with respect to employment agreements.
H.5 General Relationship *
Subcontractor agrees that in all matters relating to this Subcontract it shall be acting as an independent contractor and shall assume and pay all liabilities and perform all obligations, imposed with respect to the performance of this Subcontract. Subcontractor, its agents and lower tier providers are solely responsible for the health, safety, and willful act of its employees and its subcontractors. Subcontractor shall have no right, power, or authority to create any obligation, expressed or implied, on behalf of A-TEK and/or the Government and shall have no authority to represent A-TEK in any capacity on its behalf.
H.6 Applicable State Law and Compliance
This Subcontract shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia. Subcontractor agrees to comply with the applicable provisions of any Federal, State or local law or ordinance and all orders, rules and regulations issued there under.
H.7 Entire Agreement
Upon acceptance of this Subcontract, Subcontractor agrees that the provisions under this Subcontract, including all documents incorporated herein by reference, shall constitute the entire agreement between the parties hereto and supersede all prior agreements relating to the subject matter hereto. This Subcontract may not be modified or terminated orally, and no modification nor any claimed waiver of any of the provisions hereof shall be binding unless in writing and signed by the party against whom such modification or waiver is sought to be enforced.
H.8 Conflict of Interest *
It is understood and agreed that the Subcontractor, under the provisions of this Subcontract, or through the performance of the Statement of Work made a part of this Subcontract, is neither obligated nor expected to deliver or provide material or perform work, which will place the Subcontractor in an Organizational Conflict of Interest, which could serve as a basis for excluding the Subcontractor from supplying products or services to the National Institutes of Health (NIH) or other Government agencies. Further, during the course of this Subcontract, the Prime Contractor will not knowingly unilaterally direct the Subcontractor to perform work, in contravention of the above understanding. It will be the Subcontractor’s responsibility to identify and promptly inform A-TEK of any situation in which the potential for or the appearance of an Organizational Conflict of Interest exists or has the potential to materialize. However, prior to the execution of any Task Order or amendment thereto, if the Contracting Officer discerns the potential for an Organizational Conflict of Interest (OCI) insofar as the work to be performed hereunder is understood to involve the preparation of a complete specification of materials leading directly, predictably and without delay to a Statement of Work which will be used in the competitive procurement of a system, the Contracting Officer shall notify the contractor, and the parties shall mutually take action to resolve any potential OCI. This clause will be included in any Subcontracts awarded under this contract. This clause does not relieve the Subcontractor from following up with other contracting offices and their Contracting Officers regarding potential organizational conflicts involving those procurements.

H.9 Conferences
The Prime Contractor may call a conference from time-to-time as deemed necessary to discuss any phase of performance under the Subcontract. All discussions, problems encountered, solutions reached, and evaluations made during any conference shall be documented in the next Monthly Program Status Report for current reporting period. In any case, such reporting shall not, in and of itself, constitute formal direction to and/or Prime Contractor acceptance of the topics discussed.
H.10 Travel *
The Subcontractor shall comply with the requirements FAR 31.205, the Federal Travel Regulations, the Prime CIO-SP2 contract, if applicable, and Section 15 of the SOW. It is expressly stipulated that all travel in conjunction with the Subcontract requires prior approval by the COTR. A-TEK will not reimburse Subcontractor for travel not properly authorized in advance. A-TEK will apply a fixed 6% handling fee to all travel costs. Travel expenses over $25 not supported by receipts will not be reimbursed.
H.11 Key Personnel
Key personnel are those personnel considered to be essential to the performance of the subcontract as identified by the customer and as stipulated in Section 5 of the SOW. Prior to the replacing of key personnel, the Subcontractor shall demonstrate to the satisfaction of the Prime Contractor and COTR that the qualifications of the prospective replacement personnel are equal to or better than the qualifications of any personnel being replaced.
The Key Personnel for this BioWatch SCLDI Project are as follows:
[***]
[***] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

H.12 Insurance Schedule *
All costs associated with insurance requirements shall be borne by the Subcontractor and its subcontractors at no cost to A-TEK or the Government and in accordance with FAR 52.228-7, “Insurance Liability to Third Persons.” The Subcontractor shall maintain the types of insurance and coverage listed below in accordance with FAR 28.307-2 Liability:
     H.12.1. Type of Insurance and Minimum Amounts
a.	Worker’s Compensation and Employee Liability. Subcontractor and its subcontractor’s are required to comply with applicable Federal and state worker’s compensation and Occupational Disease Statutes. If occupational diseases are not compensable under those statues, they shall be covered under the employer’s liability section of the insurance policy, except when contract operations are so co-mingled with a Subcontractor’s commercial operations that it would not be practical to require this coverage. Employer’s liability coverage of at least $100,000 shall be required, except in States with exclusive or monopolistic funds that do not permit worker’s compensation to be written by private carriers. (See FAR 28.305c for treatment of contracts subject to the Defense base Act.)

b.	General Liability. (1) The Subcontractor and its subcontractor’s shall maintain bodily injury liability insurance coverage written on the compensative form of policy of at least $500,000 per occurrence. (2) Property Damage Liability insurance shall be required only in special circumstances as determined by the agency.

c.	Automobile Liability. The Subcontractor and its subcontractor’s shall maintain automobile liability insurance written on the compensative form of policy. The policy shall provide for bodily injury and property damage liability covering the operation of all automobiles used in connection with performing the contract. Policies covering automobiles operated in the United States shall provide coverage of at least $200,000 per occurrence and $500,000 per occurrence for bodily injury and $20,000 per occurrence for property damage. The amount of liability coverage on other policies shall be commensurate with any legal requirements of the locality and sufficient to meet normal customary claims.

d.	Aircraft Public and Passenger Liability. When aircraft are used in connection with performing the contract, the Subcontractor and its subcontractor’s shall maintain Aircraft Public and Passenger Liability Insurance. Coverage shall be at least $200,000 pr person and $500,000 per occurrence for bodily injury, other than passenger liability, and $200,000 per occurrence for property damage. Coverage for passenger liability bodily injury shall be at least $200,000 multiplied by the number of seats or passengers, which ever is greater.

e.	Vessel Liability. When contract performance involves use of vessels, the Subcontractor and its subcontractor’s shall maintain, as determined by the agency, vessel collision liability and protection and indemnity liability insurance.
     H.12.2. Certificates of Insurance
Prior to commencement of any work under this Subcontract, Subcontractor shall furnish Prime Contractor Certificates of Insurance covering the entire period of performance of this Subcontract, in a format acceptable to Prime Contractor, evidencing the insurance coverage required in this Agreement and containing the following information:
a.	Identify A-TEK, Inc. as an “Additional Insured” with respect to all policies except Workers’ Compensation and employers’ liability.

b.	State that all policies have been endorsed to waive subrogation in favor of A-TEK, Inc.

c.	State that the underwriters agree to provide A-TEK with at least 30 days prior written notice of any cancellation or material change in the coverage.
In addition, the Subcontractor shall furnish Prime Contractor with revised Certificates of Insurance covering any and all subsequent extensions to the initial period of performance of this Subcontract.
H.13 Security *
All individuals working in any laboratory must be certified for that specific laboratory and cleared to handle “Sensitive” material. As stipulated in Section 10 of the SOW, Subcontractor staff may be required to possess a “Secret” level clearance for a given task or site as identified by DHS.
     H.13.1 Information Technology Systems Security *
The security of BioWatch Information Systems must comply with the Department of Homeland Security — IT Security standards provided at task award. Changes to DHS standards will be provided as they are adopted, and DHS and the Contractor/Subcontractor Team will determine through mutual agreement how information systems must evolve to meet new standards.
H.14 Government Furnished Equipment, Information or Services *
Government Furnished Equipment (GFE) and/or Government Furnished Information (GFI) will be provided in accordance with the SOW Section 11. All equipment and information provided to Subcontractor shall be used, stored and maintained with the highest standard of care and only in accordance with the purpose and intent for which it is provided. Subcontractor and its subcontractors are responsible and liable for Government property in their possession pursuant to FAR 52.245-1 and 52.245-2 as applicable.
H.15 Press Releases *
As required by the CIO-SP2 contract, no news release (including photographs, films, and public announcements) on any part of the subject matter of this Subcontract or any phase of any program hereunder shall be made without prior approval of the Prime Contractor and the Government. This restriction applies to all initial and newly developed marketing materials developed for presentation to potential Government customers of this contract vehicle.
H.17 Alternate Dispute Resolution Procedures (ADR)
a.	Background: Pub. L. 101-552 The Administrative Dispute resolution Act encourages the use of alternative means of resolving disputes involving Government agencies. The Act is based on Congress finding that alternative processes, including mediation, often yield decisions that are faster, less expensive and less contentious and can lead to more creative, efficient and sensible outcomes.
b.	Partnering lays the foundation for better working relations on a project including better dispute resolution. This partnership draws on the strengths of each organization in an effort to achieve a quality project done right the first time, within budget and on schedule. This partnership is bilateral in make-up and participation is totally voluntary.
H.18 Non-Personal Services *
a.	As stated in the Office of Federal Procurement Policy Letter 92-1, dated September 23, 1992, Inherently Governmental Functions, no personal services shall be performed under this Subcontract. No Subcontractor employee will be directly supervised by the Government. All individual employee assignments, and daily work direction, shall be given by the applicable employee supervisor. If the Subcontractor believes any Government action or communication has been given that would create a personal services relationship between the Government and any Subcontractor employee, the Subcontractor shall promptly notify the Prime of this communication or action.

b.	The Subcontractor shall not perform any inherently Governmental actions under this Subcontract. No Subcontractor employee shall hold him or herself out to be a Government employee, agent, or representative. No Subcontractor employee shall state orally or in writing at any time that he or she is acting on behalf of the Government. In all communications with third parties in connection with this Subcontract, Subcontractor employees shall identify themselves as Subcontractor employees and specify the name of the company for which they work. In all communications with other Government contractors in connection with this Subcontract, the Subcontractor employee shall state that they have no authority to in any way change the Subcontract and that if the other contractor believes this communication to be a direction to change their contract, they should notify the Contracting Officer for that contract and not carry out the direction until a clarification has been issued by the Contracting Officer.

c.	The Subcontractor shall ensure that all of its employees working on this Subcontract are informed of the substance of this clause. Nothing in this clause shall limit the Prime Contractor’s or the Government’s rights in any way under any other provision of the Subcontract, including those related to the Government’s right to inspect and accept the services to be performed under this Subcontract. The substance of this clause shall be included in all Subcontracts at any tier.
H.19 SECTION 508 OF THE REHABILITATION ACT OF 1973 AS AMENDED *
In accordance with Section 508 Requirements, electronic and information technology (EIT) procured through this Agreement must meet the applicable accessibility standards at 36 CFR 1194, unless the procuring Government Agency establishes a published exception to this requirement. Part 36 CRF 1194 implements Section 508 of the Rehabilitation Act of 1973, as amended, and is viewable at http://section508.gov. In accordance with Part 1194, the Subcontractor shall indicate for each line item in the schedule whether each product or service is compliant or non-compliant with the accessibility standards at 36 CFR 1194. Further, the Subcontractor must indicate where full details of compliance can be found (e.g., Subcontractor’s website or other exact location).

I — FAR CLAUSES INCORPORATED BY REFERENCE *
The applicable Federal Acquisition Regulation (FAR) Clauses are hereby incorporated with the same force and effect as if they were given in full text and included as part of Attachment 5. Where necessary to make the context of these provisions applicable to this Subcontract, the term “Government” and equivalent phrases shall mean A-TEK, the term “Contractor” shall mean Subcontractor, and the term “Contract” shall mean this Subcontract. Where any reference contains alternative clauses, that alternative shall apply to this Subcontract.
J — LIST OF ATTACHMENTS
1 — Statement of Work
2 — Technical Proposal
3 — Laboratory Labor Rates
4 — NITAAC Past Performance Evaluation Report
5 — FAR/HHSAR Clauses

- — END OF SUBCONTRACT — -

ATTACHMENT 1

CIO-SP2i - NITAAC Statement of Work (SOW)
Task Order Title — BioWatch Staffing, Communication, and Laboratory Data Integration
As of – 07/19/04
Agency — The Department of Homeland Security (DHS)
1. Task Order Title
The Department of Homeland Security (DHS) Science and Technology Directorate has initiated the BioWatch Program as part of its bio-security efforts to enhance our nation’s ability to be prepared for and to respond to bioterrorism.
2. Background
The Department of Homeland Security (DHS) BioSecurity Program has been considering alternate models of performing and managing certain activities under the BioWatch program. BioWatch laboratory analysis currently operates mostly with temporary/term employees hired and managed by the Centers for Disease Control under agreement with DHS. These temporary employees have been fielded in public health laboratories across the United States. Functionally, each of these groups of employees reports to a state or local public health agency laboratory manager.
[***]
Building on unprecedented investments in our public health and bio-surveillance infrastructure since September 11, 2001 and the anthrax events of later that year, President Bush’s Bio-Surveillance Program Initiative calls on DHS to expand and upgrade the BioWatch Program and create a system to integrate a broad variety of surveillance data from across the Government. A key component of this initiative is an expansion and deployment of the next generation of technologies employed by the BioWatch Program, including enhanced situational awareness data systems, that will provide an enhanced national bio-surveillance early warning system.
3. Objectives
The objectives of this Task Order are:
(1) To develop the capacity for, and carry out the staffing of, new BioWatch Program locations as authorized;
[***] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

(2) Augment existing BioWatch Program locations as needed, to include meeting surge requirements; manage and integrate the BioWatch Information Systems and Web Portal with pertinent data sources;
(3) Facilitate bioterrorism consequence management capacity building; and
(4) Assist with the establishment and management of BioWatch research partnerships.
The resultant CIO-SP2 Task Order will be incrementally funded with Task descriptions defining the specific use of those funds with the scope of the tasks below.
4. Scope
This work falls within the CIO-SP2 Task areas of 5 – Critical Infrastructure Protection and Information Assurance and area 8 – Clinical Support, Research and Studies.
5. Specific Tasks
The following outline specific Tasks under this CIO-SP2 Contract Task Order:
5.1 Task 1 – Contract-Level and Task Order (TO) Management
5.1.1 Subtask 1 – Contract-Level Program Management
Contract Level Program Management is required to maintain compliance with all CIO-SP2 requirements and ensure Quality Assurance.
5.1.2 Subtask 2 – Task Order Management
Project Level Task Order Management is required to manage the day-to-day performance and project management to include productivity and management methods such as Quality Assurance, Configuration Management, Staffing, Security Management and all centralized administrative and documentation functions needed at the contract level. A monthly status report is required.
5.2 Task 2 – BioWatch Surveillance Team
The Contractor shall provide staff to manage and/or operate the day-to-day BioWatch activities at state and municipal public health organizations within the United States, working closely with the Environmental Protection Agency and Centers for Disease Control and Prevention staff at each designated laboratory or field collection activity. The BioWatch Surveillance Team activities may include:
•	Field collection of samples from designated samplers

•	Receiving samples from the designated site of collection at least daily

•	Sample Intake to include sample categorization, batching, bar coding, scanning, and entering the data into the BioWatch Information System for processing

•	Sample extraction and preparation for analysis

•	Analysis for threat agents and documentation of results

•	Data entry of analysis results into BioWatch Information System and processing for dissemination to appropriate parties

•	Follow-on tracking of associated tests with input into the BioWatch Information System

•	Appropriate chain-of-custody tracking

•	BioWatch Information Systems “reach-back” from DHS to local/state laboratory through either the Health Alert Network or other mechanism for follow up communications.
5.3 Task 3 – BioWatch Surveillance Team – Surge Capacity
The Contractor shall provide staff to manage the surge of BioWatch activities at any location that detects unacceptable levels of biological threat agents, or as directed by DHS. This task includes the same tasks as the day-to-day duties outlined in Task 2 above, but with increased frequency. The Contractor will develop flexible and coordinated staffing models for surge capacity with public health laboratories that are part of the BioWatch program.
5.4 Task 4 – BioWatch Surveillance Team Training
The Contractor shall provide and develop staff training, where necessary, for cross-training of lab technician and microbiologist duties, to include web portal utilization training, as identified by DHS.
The Contractor shall develop and run exercises and update training material for sample collection, lab technician, microbiologist, and incident response duties as identified by DHS.
5.5 Task 5 – BioWatch Information Systems Management
The Contractor shall provide staff to manage BioWatch Information Systems with hosted implementation to include the following:
•	Maintain, administer, and enhance the BioWatch Information Systems, as needed.

•	Staff to assist in the overall of the BioWatch information systems and resources

•	Develop and maintain a web portal for outreach, coordination, and collaboration, including Public Health Architecture and Informatics and IT architecture and IT Web development; this will also include the development and maintenance of a secure portal for Government use to include IT Systems Engineering to address security and enhancements required for drills and events as identified by DHS

•	Develop and maintain the workflow process for the BioWatch Program’s data and information management

•	Develop and maintain local and state laboratory integration of the BioWatch Information Systems with appropriate Laboratory Information Management Systems, Lab Response Network (LRN) and Health Alert Network (HAN) communications

•	Develop and maintain redundant BioWatch Information Systems message connection brokers

•	Support the interface of RODS and ESSENCE for designated BioWatch cities.

•	Staff to assist in the customized planning, implementation, and data integration strategies for each participating laboratory as directed by DHS

•	Provide monthly uptime, usage, and performance reports on the web portal

•	Develop and maintain training, assessment, and support for field staff as well as the collaboration tools for outreach

•	Develop and maintain clinical data sets in combination with syndromic surveillance systems for cities as a part of BioWatch pilot and demonstration projects

•	Provide liaison among local public health laboratory’s information management units and
•	The Environmental Protection Agency,

•	The Centers for Disease Control and Prevention and Food and Drug Administration within the Department of Health and Human Services,

•	The Department of Agriculture,

•	Other federal agencies concerned with health or homeland security data,

•	The Association of Public Health Laboratories, and

•	Other national, state and local health and homeland security organizations with an interest in BioWatch data,
5.6 Task 6 – Administration and Personnel Management
The Contractor shall provide staff to assist in the management of BioWatch administrative and personnel management activities to include:
•	Appropriate liaison to local public health laboratories and other stakeholder organizations, e.g., the Association of Public Health Laboratories

•	Staff to assist in the customized personnel planning and implementation strategies for each participating laboratory

•	Staff to assist in the overall management of the BioWatch program’s personnel and fiscal processes.
5.7 Task 7 – BioWatch Operations and Enhancement Review Committee
The Contractor shall provide resources to host and facilitate meetings of the BioWatch Operations and Enhancement Review Committee. The Committee will include approximately 8-10 members and 2-3 DHS staff. The Advisory Committee will meet up to 6 times a year in locations across the United States.
5.8 Task 8 – BioWatch Signal Interpretation and Consequence Management Facilitation
The contractor will be responsible for working closely with other organizations to assist each BioWatch city with signal interpretation integration and decisional analysis with consequence management preparedness. This may include organizing and overseeing several Table Top exercises across the nation, as well as various BioWatch consequence management workshops, where all involved stakeholders can participate and obtain information and skills for development and enhancement of their cities’ signal interpretation and consequence management plans. These Table Top exercises will include participation from the following:
•	Local City Officials – Mayor’s Office, Local Law Enforcement

•	Local and State Laboratory Response Network (LRNs) and Epidemiologists

•	Federal Law Enforcement Officials – FBI, Weapons of Mass Destruction Officials

•	Federal BioSecurity Officials
5.9 Task 9 – BioWatch Research and Study Assistance
Provide the necessary research, development, test, and evaluation coordination with pre-selected BioWatch partnering cities, health departments, and universities to lead selected studies, analyses, and technology deployment activities that will be implemented by the BioWatch Program during the contract period of performance.
The contractor should be able to work with the selected partnering bodies in order to effectively launch and carry-out critical research studies, in progress reviews, meetings, and conference support for the BioWatch Program.
6. Contract Type
The resultant CIO-SP2 Task Order will be Time and Materials (T&M).
7. Place of Performance
Tasks 2 through 9 can take place at the Government’s laboratory site at any designated city within the United States; representative cities include, but are not limited to:
[***]
[***] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

The BioWatch Information Systems Management support will be performed at the local public health laboratory site, at the Department of Homeland Security location in Washington, DC, and at the Contractor’s site as agreed to by DHS.
8. Period of Performance
The total period of performance for the scope of this contract will be for a six (6) month year base period with two (2) one-year options to extend for a total performance period of two and a half (2.5) years. Incremental funding will be provided for each site under each Task, as needed.

Base Period	Date of award – Six months post date
Option Year 1	One (1) year from end of base period contract
Option Year 2	One (1) year from end of Option Year 1
9. Deliverables/Delivery Schedule
Deliverables will be cited in each Task as it is funded. In addition, a monthly status report for overall performance under the Task Order is required. The report should be organized by statement of Work Tasks, milestones and deliverables for each task for each location. The report should also include budgeted vs. actual expenditures.

SOW
TASK
#	DELIVERABLE TITLE	DESCRIPTION	DUE DATE
1	Status Report	Overall project performance categorized by Work Task. Milestones, deliverables, and budget information to be included. To be delivered in MS Word format to the COTR, Contracting Officer, and designated DHS Project Manager.	Monthly, on 10th calendar day
2	Pilot Site Staffing	Four lab analysts deployed to a DHS BioWatch Pilot Site	Within 30 days of award
2	Core Management Staffing	All Core Management Staff hired and engaged in performance of the tasks outline within this SOW.	Within 30 days of award
3	Surge Capacity Staffing Plan	Provide DHS BioWatch staff with a surge capacity staffing plan for select cities. Plan is to be delivered in MS Word format.	Within 90 days of award
7	Operations and Enhancement Review Committee	Convene a BioWatch Operations and Enhancement Review Committee	Within 60 days of award
1	In-Process Review	Deliver on In-Process Review and Briefing to key DHA BioWatch Staff.	Within 90 days of award and every 6 months thereafter

SOW
TASK
#	DELIVERABLE TITLE	DESCRIPTION	DUE DATE
4	Updated Training Material	Provide DHS BioWatch staff with updated training materials, including developed training exercises and manuals.	Within 180 days of award
5	Data Integration Roadmap	Provide DHS BioWatch staff with a roadmap describing how data and information contained within legacy systems at the state and local laboratory level will be integrated with specific BioWatch Information Systems. To be delivered in electronic media format.	Within 180 days of award
10. Security
All individuals working in any laboratory must be certified for that specific laboratory and cleared to handle “Sensitive” material. Contractor staff may be required to possess a “Secret” level clearance for a given task or site as identified by DHS.
10.1 Information Technology Systems Security
The security of BioWatch Information Systems must comply with the Department of Homeland Security - IT Security standards provided at task award. Changes to DHS standards will be provided as they are adopted, and DHS and the Contractor will determine through mutual agreement how information systems must evolve to meet new standards.
11. Government Furnished Equipment (GFE)/Government Furnished Information (GFI)
Since all laboratory diagnostic work will be performed at a local or state public health laboratory site, all laboratory diagnostic GFE/GFI is anticipated to be provided by the hosting laboratory. Information systems equipment will be maintained at a site of DHS’ direction which may include government and/or contractor’s sites.
12. Packaging, Packing, and Shipping Instructions
The contractor shall ensure that all items are preserved, packaged, packed and marked in accordance with best commercial practices to meet the packing requirements of the carrier and to ensure safe and timely delivery at the intended destination.
All data and correspondence submitted shall reference:
1. The CIO-SP2i Task Order Authorization Number
2. The NITAAC Tracking Number
3. The government end user agency
4. The name of the COTR
Containers shall be clearly marked as follows:
1. Name of contractor
2. The CIO-SP2i Task Order Authorization Number
3. The NITAAC Tracking Number
4. Description of items contained therein

5. Consignee(s) name and address
13. Inspection and Acceptance Criteria
A final inspection and acceptance of all work performed, reports and other deliverables will be performed at the place of delivery.
14. Accounting and Appropriation Data
The resultant CIO-SP2 Task Order will be incrementally funded with the implementation of each Task. Accounting and appropriation data will be specified with funding of each Task.
15. Travel
Contractor travel shall be required to support certain task orders within this SOW. All travel required by the Government will be reimbursed to the Contractor in accordance with the Federal Travel Regulations. The contractor shall be responsible for obtaining COTR approval, via electronic mail, for all reimbursable travel in advance of each travel event.
16. Other Pertinent Information or Special Considerations
Travel may be required and will be identified within the Task as it is funded for laboratory staff.
Laboratory Staff must meet the following minimum requirements:
•	Director-Microbiologists must possess a PhD and must be qualified to work in a Bio Safety Level 3 Laboratory

•	Microbiologist must possess a Masters Degree and must be qualified to work in a Bio Safety Level 3 Laboratory

•	Lab Technicians must possess a Bachelors Degree and must be qualified to work in a Bio Safety Level 2 Laboratory
Administrative and Information System staff must meet the following minimum requirements. All members of the administration and information systems unit must be proficient in:
•	Public health system development

•	Pertinent CDC, HHS and DHS standards for the management and administration of health and homeland security data and information

•	Creating and implementing programs and activities that are part of CDC’s Public Health Information Network
The Administrative and Information Management System Staff are expected to work as a cross-functional team. The Contractor must describe the team’s roles and identify key personnel with qualifications. Contractor must also identify costs of travel for the Administrative Systems staff for the base year.

17. Post-Award Administration
The Contractor shall provide a monthly status review and Semi-Annual Program Review meetings to discuss overall performance and requirements evolving within the general scope of work.
18. Evaluation Criteria
There are three major evaluation factors – (1) Technical/Management Approach (2) Past Performance (3) Cost/Price. The following methodology will be used to evaluate the task order proposals received.
17.1	Technical/Management Approach (50%) – Technical/Management proposals shall describe the capability of the offerer’s organization to perform the work in accordance with the contract requirements, demonstrate a comprehensive understanding of the requirements. The proposal shall be specific and complete in every detail and shall contain the information necessary to evaluate the offerer’s proposal. In particular, the proposal shall demonstrate the contractor’s knowledge of the BioWatch Program and Public Health environment and provide the technical approach(s) for each Task requirement, as well as providing detailed information regarding the contractor’s proposed staffing mix, including resumes for all key management personnel that are part of the contractor’s team. The proposal will also show the contractor’s ability to quickly staff and describe the staffing plan to identify and obtain appropriately skilled individuals for this Task Order, to include:
•	Phase-in plan;

•	Use of subcontractors (if proposed);

•	Corporate and on-site Task Order management;

•	General proposed staffing plan (including resumes for key project personnel)
17.2	Past Performance (30%) – The Contractor shall identify three (3) contracts, which it has recently performed, or is currently performing, that are similar in nature to this Task Order. If the Contractor has not performed three such contracts, it shall identify as many similar contracts as it has performed or is performing. The Contractor shall provide the following information with respect to each of these contracts:
•	Contract number, contract type, and dollar value;

•	Date of contract award and period of performance;

•	Name, address, and telephone number of all applicable contract points of contact; and

•	Brief description of contract work, scope, and responsibilities.
17.3	Cost/Price (20%) – The Contractor shall price each task and site for evaluation purposes and to establish the ceiling for this effort. The cost will be evaluated for balance and reasonableness of staffing based on the approach and relevant personnel experience. The price proposal shall be developed on a time and materials basis, and be broken down by labor and a Not to Exceed (NTE) amount for travel and Other Direct

Costs (ODCs). This contract will not be based solely on the lowest cost. Technical approach will carry a higher score.

ATTACHMENT 2
[***]
[***] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

ATTACHMENT 3

DHS/Systems Engineering and Deployment Unit	CIO-SP2 Tracking No. C-2329
BioWatch SCLDI	Contract #263-01-D-0084
Appendix A – Annualized Laboratory Professional Compensation Table – Fully Burdened Rates

					Position 3 –				Position
					MS Journey		Position 4 –		Doctoral /
	Position 1 – BS	Pro-Rated	Position 2 – BS	Pro-Rated	Level or BS	Pro-Rated	Ph.D. or MS	Pro-Rated	Medical	Pro-Rated
City	Entry Level	Hourly Rate	Journey Level	Hourly Rate	Supervisor	Hourly Rate	Supervisor	Hourly Rate	Supervisor	Hourly Rate
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

ATTACHMENT 4

NITAAC Prime Contractor Past Performance Evaluation Report

FINAL REPORT	INTERIM REPORT	(Check one)
REPORTING PERIOD: (from mm/dd/yy)		(to mm/dd/yy)
NIH CONTRACTING TEAM		CIO-SP2
NIH CONTRACT NUMBER

NITAAC CIO-SP2 ORDER

TASK ORDER AUTHORIZATION NUMBER:

CUSTOMER INFORMATION:

Agency Name:
Address:

Email:

PRIME CONTRACTOR INFORMATION:

Name:
Address:

Email:

ORDER AWARD DATE: (mm/dd/yy)

ORDER EXPIRATION DATE: (mm/dd/yy)

ORDER VALUE: $

ORDER TITLE: (Description of Requirements)

RATINGS

Summarize contractor performance and circle the number which corresponds to the rating for each rating category.
Using the rating guideline, assign each area a rating of 0 (unsatisfactory), 1 (poor), 2 (fair), 3 (good), 4 (excellent), or 5 (outstanding). Provide a brief narrative (500 characters or less) for each of the categories to support the rating assigned. The categories are: quality of product or service, cost control, timeliness of performance, and business relations. At this time comments are limited to 500 characters.

QUALITY OF PRODUCT OR SERVICE
Comments:	Rating:	0 1 2 3 4 5

COST CONTROL
Comments:	Rating:	0 1 2 3 4 5

TIMELINESS OF PERFORMANCE
Comments:	Rating:	0 1 2 3 4 5

BUSINESS RELATIONS
Comments:	Rating	0 1 2 3 4 5

SUBCONTRACTS

Are Subcontracts involved? (Check One) YES ☐ NO ☐
Comments (Please comment on those Subcontractors that have provided a significant contribution to overall contract performance.)

KEY PERSONNEL

PROJECT MANAGER (Name):

Comments:

KEY PERSON (Name):

Comments:

KEY PERSON (Name):

Comments:

RATINGS

Summarize contractor performance and circle the number which corresponds to the rating for each rating category.
Using the rating guideline, assign each area a rating of 0 (unsatisfactory), 1 (poor), 2 (fair), 3 (good), 4 (excellent), or 5 (outstanding). Provide a brief narrative (500 characters or less) for each of the categories to support the rating assigned. The categories are: quality of product or service, cost control, timeliness of performance, and business relations. At this time comments are limited to 500 characters.

QUALITY OF PRODUCT OR SERVICE
Comments:	Rating:	0 1 2 3 4 5

COST CONTROL
Comments:	Rating:	0 1 2 3 4 5

TIMELINESS OF PERFORMANCE
Comments:	Rating:	0 1 2 3 4 5

BUSINESS RELATIONS
Comments:	Rating	0 1 2 3 4 5

SUBCONTRACTS

Are Subcontracts involved? (Check One) YES ☐ NO ☐
Comments (Please comment on those Subcontractors that have provided a significant contribution to overall contract performance.)

KEY PERSONNEL

PROJECT MANAGER (Name):

Comments:

KEY PERSON (Name):

Comments:

KEY PERSON (Name):

Comments:

CUSTOMER
SATISFACTION

Is/was the contractor committed to customer satisfaction? (Check One) YES ☐ NO ☐
If this is the Final Report: (Check One)
Would you recommend selection of this firm again? YES ☐ NO ☐
Comments:
PROJECT OFFICER/COTR:

(Last Name)	(First Name)	(MI)
SIGNATURE:	Date: (mm/dd/yy)
Phone: ( )	FAX: ( )
Internet Address:
CONTRACTING OFFICER/Accountable Management Official (AMO) CONCURRENCE:

(Initial)	Date: (mm/dd/yy)

CONTRACTOR’S REPRESENTATIVE: (Title)
(Last Name)	(First Name)	(MI)

SIGNATURE:	Date: (mm/dd/yy)
Phone: ( )	FAX: ( )
Internet Address:

SUMMARY RATINGS:

QUALITY:	COST CONTROL:

TIMELINESS OF PERFORMANCE:	BUSINESS RELATIONS:

CONTRACTOR’S REPRESENTATIVE: (Title)
(Last Name)	(First Name)	(MI)
SIGNATURE:	Date: (mm/dd/yy)
Phone: ( )	FAX: ( )
Internet Address:

CONTRACTOR’S REVIEW:
Were comments, rebuttal, or additional information provided? (Check One) YES ☐ NO ☐

(If yes: They are on file in):

	(Location)	(Phone)
          Attached ☐ (Check if attached)
AGENCY REVIEW:
Were contractor comments reviewed at a level the contracting officer/AMO? (Check One) YES ☐ NO ☐

(If yes: They are on file in):

	(Location)	(Phone)
          Attached ☐ (Check if attached)

NATIONAL INSTITUTES OF HEALTH
CONTRACTOR PERFORMANCE REPORT INSTRUCTIONS
1.	Check the appropriate block to indicate the type of report (Interim, Final). The final evaluation of the contractor’s performance must satisfy the reporting requirement stipulated in the FAR. and Health and Human Services Acquisition Regulations

2.	Indicate the period covered by the report.

3.	Identify the customer office. Identify the location of the customer

4.	Identify the contract number of the contract being evaluated and the Task Order or Delivery Order Authorization Number.

5.	List the name and address of the contractor.

6.	Enter TIN and SIC

7.	Indicate the order award date and order expiration date.

8.	State the order value, including any option amounts.

9.	Provide a brief description of the work being performed under the order (the title of the order).

RATINGS

Using the rating guideline, assign each area a rating of 0 (unsatisfactory), 1 (poor), 2 (fair), 3 (good), 4 (excellent), or 5 (outstanding). Provide a brief narrative (500 characters or less) for each of the categories to support the rating assigned. The categories are: quality of product or service, cost control, timeliness of performance and business relations.

SUBCONTRACTORS

Indicate whether Subcontracts are/were involved. Briefly summarize (500 characters or less) the performance of any Subcontractors that have major responsibilities under the contract or are required to perform a significant part of the contract requirement. This space may also be used to evaluate a Prime Contractor’s management of a Subcontractor.

KEY PERSONNEL

List the name of the project manager and the names of two other key personnel (optional). Briefly describe the performance of the key personnel listed. (500 characters or less)

CUSTOMER SATISFACTION

Check the appropriate answer to indicate whether the contractor was committed to customer satisfaction. For the final report, indicate whether you would recommend selection of the firm again.

PROJECT OFFICER/CONTRACTING OFFICER’S TECHNICAL REPRESENTATIVE/COTR SIGNATURE

The Project Officer/COTR signs this block.

CONTRACTING OFFICER AMO CONCURRENCE

The Contracting Officer/AMO initials this block, indicating concurrence with the initial rating.

CONTRACTORS REPRESENTATIVE

The Contractor signs this next block indicating review of the rating.

SUMMARY RATINGS

Indicate the rating given for each of the rating categories: quality of goods or services, cost control, timeliness of performance, and business relations.

CONTRACTING OFFICE/AMO SIGNATURE

The contracting officer/AMO signs the report when all actions are completed. If changes were made to the ratings or the narrative during the rebuttal process, a copy of the report, as revised, shall be promptly furnished to the contractor.

CONTRACTOR’S REVIEW
Indicate whether the contractor submitted a rebuttal or comments. Attach a copy of the contractor’s rebuttal to this report, or indicate its location, if filed separately.

AGENCY REVIEW

If the contracting officer /AMO and the contractor are unable to agree on a final rating, the matter is to be referred to an individual one level above the contracting officer/AMO. Attach a copy of the agency’s decision to this report, or indicate its location, if filed separately.

Subcontract No. S2040823-1
ATTACHMENT 5
FAR & HHSAR CLAUSES

A-TEK, Inc.	Attachment 3 — Page 1 of 4	Subcontract No. S2040823-1

GENERAL CLAUSES
Time and Material or a Labor Hour Contract
CONTRACT CLAUSES INCORPORATED BY REFERENCE

Contract Reg	Clause Date	Clause Title
FAR52.202-1	Oct 1995	Definitions
FAR52.203-3	Apr 1984	Gratuities (Over $100,000)
FAR52.203-5	Apr 1984	Covenant Against Contingent Fees (Over $100,000)
FAR52.203-6	Jul 1995	Restrictions on Subcontractor Sales to (Over $100,000)
FAR52.203-7	Jul 1995	Anti-Kickback Procedures (Over $100,000)
FAR52.203-8	Jan 1997	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity (Over $100,000)
FAR52.203-10	Jan 1997	Price or Fee Adjustment for Illegal or Improper Activity (Over $100,000)
FAR52.203-12	Jun 1997	Limitation on Payments to Influence Certain Federal Transactions (Over $100,000)
FAR52.204-4	Jun 1996	Printing/Copying Double-Sided on Recycled Paper (Over $100,000)
FAR52.209-6	Jul 1995	Protecting the Government’s Interests When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment (Over $25,000)
FAR52.215-2	Jun 1999	Audit and Records — Negotiation (Over $100,000)
FAR52.215-8	Oct 1997	Order of Precedence — Uniform Contract Format
FAR52.215-10	Oct 1997	Price Reduction for Defective Cost or Pricing Data
FAR52.215-12	Oct 1997	Subcontractor Cost or Pricing Data (Over $500,000)
FAR52.215-14	Oct 1997	Integrity of Unit Prices (Over $100,000)
FAR52.215-15	Dec 1998	Pension Adjustments and Asset Reversions
FAR52.215-18	Oct 1997	Reversion or Adjustment of Plans for Post-Retirement Benefits (PRB) other than Pensions
FAR52.215-19	Oct 1997	Notification of Ownership Changes
FAR52.215-21	Oct 1997	Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data — Modifications
FAR52.219-8	Oct 1999	Utilization of Small Business Concerns (Over $100,000)
FAR52.219-9	Oct 1999	Small Business Subcontracting Plan (Over $500,000)
FAR52.219-16	Jan 1999	Liquidated Damages — Subcontracting Plan (Over $500,000)
FAR52.222-20	Dec 1996	Walsh-Healey Public Contracts Act
FAR52.222-26	Feb 1999	Equal Opportunity
FAR52.222-35	Apr 1998	Affirmative Action for Disabled Veterans and Veterans of the Vietnam Era
FAR52.222-36	Jun 1998	Affirmative Action for Workers with Disabilities
FAR52.222-37	Jan 1999	Employment Reports on Disabled Veterans and Veterans of the Vietnam Era
FAR52.223-6	Jan 1997	Drug-Free Workplace

A-TEK, Inc.	Attachment 3 — Page 2 of 4	Subcontract No. S2040823-1

FAR52.223-14	Oct 1996	Toxic Chemical Release Reporting
FAR52.225-1	Feb 2000	Buy American Act — Balance of Payments Program — Supplies
FAR52.225-13	Feb 2000	Restrictions on Certain Foreign Purchases
FAR52.227-1	Jul 1995	Authorization and Consent
FAR52.227-2	Aug 1996	Notice and Assistance Regarding Patent and Copyright Infringement (Over $100,000)
FAR52.229-3	Jan 1991	Federal, State and Local Taxes (Over $100,000)
FAR52.229-5	Apr 1984	Taxes — Contracts Performed in U.S. Possessions or Puerto Rico
FAR52.232-7	Mar 2000	Payments under Time-and-Materials and Labor-Hour Contracts
FAR52.232-8	May 1997	Discounts for Prompt Payment
FAR52.232-9	Apr 1984	Limitation on Withholding of Payments
FAR52.232-17	Jun 1996	Interest (Over $100,000)
FAR52.232-23	Jan 1986	Assignment of Claims
FAR52.232-25	Jun 1997	Prompt Payment
FAR52.232-34	May 1999	Payment by Electronic Funds Transfer-Other Than Central Contractor Registration
FAR52.233-1	Dec 1998	Disputes
FAR52.233-3	Aug 1996	Protest After Award
FAR52.242-1	Apr 1984	Notice of Intent to Disallow Costs
FAR52.242-13	Jul 1995	Bankruptcy (Over $100,000)
FAR52.243-3	Aug 1987	Changes — Time-and-Materials and Labor-Hours
FAR52.244-2	Aug 1998	Subcontracts
FAR52.245-5	Jan 1986	Government Property (Cost-Reimbursement, Time and Material, or Labor-Hour Contract)
FAR52.245-6	Sep 1996	Termination (Cost-Reimbursement), Alternate IV (Sep 1996)
FAR52.249-14	Apr 1984	Excusable Delays
FAR52.253-1	Jan 1991	Computer Generated Forms
HHSAR352.202-1	Apr 1984	Definitions
HHSAR352.228-7	Dec 1991	Insurance — Liability to Third Persons
HHSAR352.232-9	Apr 1984	Withholding of Contract Payments
HHSAR352.233-70	Apr 1984	Litigation and Claims
HHSAR352.242-71	Apr 1984	Final Decisions on Audit Findings
HHSAR352.270-5	Apr 1984	Key Personnel
HHSAR352.270-6	Jul 1991	Publication and Publicity
HHSAR352.270-7	Apr 1984	Paperwork Reduction Act

A-TEK, Inc.	Attachment 3 — Page 3 of 4	Subcontract No. S2040823-1

NOTE: All HHSAR clause can be reviewed in full text at http://frwebgate.access.gpo.gov/cgi-bin/getdoc.cgi?dbname=1999_register&docid=fr08ja99-34
ADDITIONAL CONTRACT CLAUSES INCORPORATED BY REFERENCE

CLAUSE NO.	CLAUSE TITLE	DATE
52.204-02	Security Requirements	Aug 1996
52.217-08	Option to Extend Services	Nov 1999
52.223-5	Pollution Prevention and Right-To-Know Information	Apr 1998
52.224-01	Privacy Act Notification	Apr 1984
52.224-02	Privacy Act	Apr 1984
52.225-08	Duty Free Entry	Feb 2000
52.225-16	Sanctioned European Union for Country Services	Feb 2000
52.227-19	Commercial computer Software Restricted Rights	Jun 1987
52.228-05	Insurance-Work on a Government Installation	Apr 1984
52.232-22	Limitation of Funds	Apr 1984
52.237-02	Protection of Government Buildings, Equipment and Vegetation	Apr 1984
52.237-03	Continuity of Services	Jan 1991
52.239-1	Privacy of Security Safeguards	Aug 1996

A-TEK, Inc.	Attachment 3 — Page 4 of 4	Subcontract No. S2040823-1

To:
Virtual Alert, Inc.
7748 Herschell Avenue
LaJolla, CA 92038

Attention:	[***] [***]
SUBCONTRACT
MODIFICATION NO. 01
SUBCONTRACT NUMBER: S2040823-1
Date: 10/29/04

Ship To:
Department of Homeland Security
Science and Technology Directorate
245 Murray Drive, Building 410
Washington, DC 20528

Attention: Dr. Peter Estacio (202) 254-6073
Fax: (202) 254-6169; E-mail: Peter.Estacio@dhs.gov

Project No. 1410-000	Program Manager Richard Basch	Performance Period 08/23/04-02/04/05	Payment Terms 5 days after Government pay

Qty	Item	Description			Unit Price	Total

The purpose of this Modification is to incorporate Work Assignments (WA) #1, #2, #3, and #4 and re-allocate base period funding on a WA basis.

Additionally, all corresponding areas of the Subcontract that are affected are also modified accordingly.

WA funding allocated to date are as follows:

		0001 - Total Base Period Funding	$[***]
less travel reserved for A-TEK Program Management Executive Staff

		0001 - Total Base Period Funding	$[***]			[***]

	WA 01	Contract Team Core Management Staffing & Administrative Support		$[***]
	WA 02	[***] Staffing and Information Systems Management		$[***]
	WA 03	2004 Syndromic Surveillance Conference		$[***]
	WA 04	BioWatch Training, Consequence Management & Signal Interpretation		$[***]

$[***]

		Total Remaining Funding to be allocated by WA	$[***]
MODIFICATION NOTES:					TOTAL	[***]

1	The total value of the subcontract is modified as follows:	[***]
	less travel for A-TEK Management	[***]
	NEW TOTAL	[***]

2	The following sections of the subcontract have been modified to accomplish the above:
- B — Supplies/Services and Price/Cost
- B.1. Schedule of Items
- C. Statement of Work
- F. Deliveries or Performance
- F.1. Effective Period of the Subcontract
- F.2. Place of Performance
- F.3. Deliverables
- H.11. Key Personnel

3	All other references to “Task Order” are hereby replaced by “Work Assignment.”

4	All other Terms, Conditions, Provisions and Clauses remain unchanged.
[***] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

A-TEK, Inc.
By: /s/ Debbie Rieger
Name: Debbie Rieger
Title: President
Date: 11/08/04
Virtual Alert, Inc.
By: /s/ Dan Lintz
Name: Dan Lintz
Title: CEO
Date: 11-3-04

1. Section B SUPPLIES/SERVICES AND PRICE/COST, to include B.1 SCHEDULE OF ITEMS and B.1.1. through B.1.9, is hereby deleted in its entirety is and replaced with the following, with changed text in blue:
B. — SUPPLIES/SERVICES AND PRICE/COST
The Subcontractor, acting as an independent contractor and not as an agent of the Government, shall furnish all materials, personnel, facilities, support and management necessary to provide the supplies and services as set forth below as defined in (1) the Statement of Work (SOW) entitled “BioWatch Staffing, Communication, and Laboratory Data Integration” dated 07/19/04, incorporated as Attachment 1 to this subcontract; (2) the technical proposal submitted to DHS 09 August 2004, incorporated as Attachment 2 to this subcontract; and any and all Work Assignments added to the subcontract by Modification.
B.1 Schedule of Items
On a Time and Material-(T&M) type Work Assignment basis, the Subcontractor shall provide a full range of supplies and services as specified and in accordance with the SOW. Base Period pricing is set forth below by Work Assignment (WA). Option Year pricing has been calculated using the Base Period times 2 and escalated [***]% per year. Pricing shall be detailed and provided with the corresponding subcontract exercising each Option Year and the corresponding WAs.
T&M rates are inclusive of all labor, fringe, overhead, G&A, taxes, insurance and profit. Materials and travel shall be invoiced at cost and supported by receipts for all material costs exceeding $25. Travel shall be reimbursed in accordance with Section H.10 herein.
[***] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

A-TEK, Inc.	Modification 01 Pg 2	Subcontract No. S2040823-1

Work		Period of
Assignment	Description	Performance	Funded Value
WA 01	Contract Team Core Management Staffing and Administrative Support	08/20/04 — 02/28/05	[***]
WA 02	New York City Staffing and Information Systems Management	08/20/04 — 02/28/05	[***]
WA 03	2004 Syndromic Conference and Work	08/20/04 — 02/28/05	[***]
WA 04	BioWatch Training, Consequence Management and Signal Interpretation	08/20/04 — 02/28/05	[***]

		TOTAL	[***]

The total funding available for this subcontract is -	[***].
The total amount allocated by WA is -	[***]

The total amount remaining to be allocated to WAs is -			[***]

The total unfunded value of Option Year 1 if exercised is -		[***]
The total unfunded value of Option Year 2 if exercised is -		[***]
Option Year values are subject to change based on the resultant value of the DHS exercised options to A-TEK.
A breakdown of each WA is provided within each separately issued WA document. Additional work for any given WA will be incorporated by subcontract modification as WAs are provided by DHS.
2. Section C STATEMENT OF WORK is hereby modified with the following changed text in blue:
C. — STATEMENT OF WORK
This Subcontract hereby incorporates the full Statement of Work (SOW) entitled “BioWatch Staffing, Communication, and Laboratory Data Integration” dated 07/19/04, incorporated as Attachment 1 to this subcontract, the technical proposal submitted to DHS 09 August 2004, incorporated as Attachment 2 to this Subcontract
3. Section F DELIVERIES OR PERFORMANCE is hereby modified with the following changed text in blue:
F. DELIVERIES OR PERFORMANCE
The Subcontractor shall, through A-TEK, comply with the requirements defined in the Statement of Work (SOW) entitled “BioWatch Staffing, Communication, and Laboratory Data Integration” dated 07/19/04, incorporated as Attachment 1 to this subcontract; the technical proposal submitted to DHS 09 August 2004, incorporated as Attachment 2 to this subcontract, all requirements added by each Work Assignment made a part of this Subcontract, and Section F of the Prime CIO-SP2 Contract found in full text at http://nitaac.nih.gov.
[***] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

A-TEK, Inc.	Modification 01 Pg 3	Subcontract No. S2040823-1

4. Section F.1 EFFECTIVE PERIOD OF THE SUBCONTRACT is hereby modified to add the following text in blue:
Each individual Work Assignment will include the period of performance specific to that WA.
5. Section F.2 PLACE OF PERFORMANCE is hereby modified to add the following text in blue:
Each individual Work Assignment will designate the place of performance specific to that WA.
6. Section F.3 DELIVERABLES is hereby modified to add the following text in blue:
Each individual Work Assignment will designate deliverables specific to that WA.
7. Section H.11 KEY PERSONNEL is hereby modified to add the following text in blue:
Each individual Work Assignment will designate Key Personnel specific to that WA.
Additionally, the following Key Personnel are further identified as follows:
[***]
- - - END OF MODIFICATION 01 - - -
[***] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

A-TEK, Inc.	Modification 01 Pg 4	Subcontract No. S2040823-1

To:
Virtual Alert, Inc.
7748 Herschell Avenue
LaJolla, CA 92038

Attention:	[***] [***]
SUBCONTRACT
MODIFICATION NO. 02
SUBCONTRACT Number: S2040823-1
Date: 11/15/04

Ship To:
Department of Homeland Security
Science and Technology Directorate
245 Murray Drive
Building 410
Washington, DC 20528

Attention: Dr. Peter Estacio (202) 254-6073
Fax: (202) 254-6169; E-mail: Peter.Estacio@dhs.gov

Project No. 1410-000	Program Manager Richard Basch	Performance Period 08/20/04 — 02/28/06	Payment Terms 5 days after Government pay

Qty	Item	Description	Unit Price	Total

The purpose of this Modification is to revise the Base Period and Option Year periods of performance, collapsing the Base period and Option Year 1 together as the total 18 month Base period, rename Option Year 2 now to be Option Year 1, and clarify the Period of Performance start and end dates.

The requirement for receipts for travel costs has changed from $25 to $75.

Additionally, all corresponding areas of the Subcontract that are affected are also modified accordingly.

	0001a – Total Base Period FUNDED	[***]
	0001b – Total Base Period UNFUNDED	[***]

	0001 – Total Base Period VALUE (Ceiling) 08/20/04 – 02/28/06	[***]

	0002 – Total Option Year 1 Period UNFUNDED 03/28/06 – 02/28/07	[***]

	Total Subcontract Award Amount remains unchanged:	[***]

MODIFICATION NOTES:			TOTAL	$[***]

1	The following sections of the subcontract have been modified to accomplish the above:
B.1. Schedule of Items
F.1. Effective Period of the Subcontract

2	All other Terms, Conditions, Provisions and Clauses remain unchanged.

A-TEK, Inc.
By: /s/ Debbie Rieger
Name: Debbie Rieger
Title: President
Date: 11/15/04
Virtual Alert, Inc.
By: /s/ Chris Popov
Name: Chris Popov
Title: Director
Date: Nov 16, 2004

[***] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

1. Section B.1 SCHEDULE OF ITEMS, is hereby modified as follows, with changed text in blue:
B.1 Schedule of Items
third (3rd) paragraph, second (2nd) sentence –
Materials and travel shall be invoiced at cost and supported by receipts for all material costs exceeding $75. Travel shall be reimbursed in accordance with Section H.10 herein.
Sixth (6th) paragraph, -

The total FUNDED value of the Base Year is		[***]
The total UNFUNDED value of the Base Year is -		[***]

The total unfunded value of the Option Year 1 if exercised is -	[***]
4. Section F.1 EFFECTIVE PERIOD OF THE SUBCONTRACT is hereby modified with the following changed text in blue:
F.1 Effective Period of the Subcontract
This Subcontract shall remain in effect from 08/20/04 through 02/28/06, with one (1) Option with periods of performance as set forth below, in accordance with the DHS Order to Prime Contractor:
•	Base Period: 08/20/04 — 02/28/06
•	Option Year: 03/01/06 — 02/28/07
Options shall be executed and funded by Modification when the corresponding Modifications are issued under the Prime Contract.
Each individual Work Assignment will include the period of performance specific to that WA.
- - - END OF MODIFICATION 02 - - -
[***] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

To:
Virtual Alert, Inc.
7748 Herschell Avenue
LaJolla, CA 92038

Attention:	[***] [***]
SUBCONTRACT
MODIFICATION NO. 03
SUBCONTRACT Number: S2040823-1
Date: 11/24/04

Ship To:
Department of Homeland Security
Science and Technology Directorate
245 Murray Drive
Building 410
Washington, DC 20528

Attention: Dr. Peter Estacio (202) 254-6073
Fax: (202) 254-6169; E-mail: Peter.Estacio@dha.gov

Project No. 1410-000	Program Manager Richard Basch	Performance Period 08/20/04-02/28/06	Payment Terms 5 days after Government pay

Qty	Item	Description	Unit Price	Total

The purpose of this Modification is to revise the due dates for the deliverables Surge Capacity Staffing Plan and Operations and Enhancement Review Committee.

Additionally, all corresponding areas of the Subcontract that are affected are also modified accordingly.

MODIFICATION NOTES:

1	The following section of the subcontract has been modified to accomplish the above:
	F.3. Deliverables		TOTAL	$0.00

2	All other Terms, Conditions, Provisions and Clauses remain unchanged.

A-TEK, Inc.
By: /s/ Debbie Rieger
Name: Debbie Rieger
Title: President
Date: 11/24/04
Virtual Alert, Inc.
By: /s/ Chris Popov
Name: Chris Popov
Title: Director
Date: Nov 29, 2004

[***] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions

1. Section F.3 Deliverables is hereby modified as follows, with changed text in blue:
F.3 Deliverables
The due dates for the following deliverables are revised as follows:

SOW Task Number	Deliverable Title	New Due Date

3 7	Surge Capacity Staffing Plan Operations and Enhancement Review Committee	Within 120 days of award Within 150 days of award
2. Section C STATEMENT OF WORK is hereby modified as follows, with changed text in blue:
Paragraph 9. Deliverables/Delivery Schedule
The due dates for the following deliverables are revised as follows:

SOW Task Number	Deliverable Title	New Due Date

3 7	Surge Capacity Staffing Plan Operations and Enhancement Review Committee	Within 120 days of award Within 150 days of award
This modification results in no change to the funded amounts of this subcontract.
- - - END OF MODIFICATION 03 - - -

A-TEK, Inc.	Modification 03 Pg 2	Subcontract No. S2040823-1